UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: March 12, 2018

(Date of earliest event reported)

Invitae Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

1400 16th Street, San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 374-7782

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01	Regulation FD Disclosure.

On March 12, 2018, Invitae Corporation (the “Company”) will deliver a corporate presentation at the Cowen and Company 38th Annual Health Care Conference, which will be available via webcast, using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99.1. The attached presentation will be made available on the Investor Relations page of the Company’s website at https://ir.invitae.com/investor-relations. The Company does not undertake to update this presentation.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Invitae Corporation Corporate Presentation for Cowen and Company 38th Annual Health Care Conference, held on March 12, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2018	INVITAE CORPORATION

	By:	/s/ Shelly D. Guyer
	Name:	Shelly D. Guyer
	Title:	Chief Financial Officer